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                                                                   EXHIBIT 10.37


                                SECOND AMENDMENT
                                       TO
                       REDUCING REVOLVING CREDIT AGREEMENT


         This Second Amendment to Reducing Revolving Credit Agreement dated March 30, 2000 (the "Second Amendment"), by and among ENERGY PARTNERS, LTD., a Delaware corporation (the "Borrower"), the undersigned banks and financial institutions that are parties to the Credit Agreement (the "Banks"), and BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), as a Bank, as the LC Issuer and as Administrative Agent for the Banks, is dated effective as to the Borrower and Bank One as of the effective date of the Credit Agreement and as to each other Bank as of the date it became a party to the Credit Agreement:

                                   WITNESSETH:

         WHEREAS, Borrower, the Banks, the LC Issuer and the Administrative Agent are parties to that certain Reducing Revolving Credit Agreement dated March 30, 2000, as amended by that certain First Amendment to Reducing Revolving Credit Agreement dated August 10, 2000 (the "Credit Agreement"); and

         WHEREAS, the parties desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

 I.      Specific Amendments to Credit Agreement.

         Article I. DEFINITIONS, of the Credit Agreement is hereby amended by adding the following definitions thereto:

Agreement.

                  "First Amendment" means the First Amendment to the Credit Agreement.

                  "Second Amendment" means the Second Amendment to the Credit Agreement.

         Subsection (L) of the definition of "Permitted Encumbrances" in the Credit Agreement is hereby amended by replacing the text of such subsection (L) with the following text:

         (L) Liens and other obligations created by the documents listed on
         Schedule 1.01(c) attached hereto.


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         Section 9.22, Loan Documents Subject to Other Agreements, is hereby amended by adding the following text at the end of that Section:

                  Certain of the Borrowing Base Oil and Gas Properties were assigned to Borrower pursuant to certain assignments from Ocean Energy, Inc. ("Ocean") to Borrower executed and delivered on March 31, 2000 and made effective as of 7:00 a.m. Lafayette, Louisiana time on January 1, 2000. Each of such assignments contains a provision which requires that each subsequent sale, assignment, sublease, transfer, alienation, mortgage, security interest and encumbrance be made subject to the covenants, terms, conditions, exceptions, obligations, indemnities and reservations contained in the Purchase and Sale Agreement between Ocean and Borrower dated effective as of the Effective Time regarding the East Bay Complex (the "Purchase and Sale Agreement"). This Agreement and all other Loan Documents, insofar as they pertain to the properties covered by the Purchase and Sale Agreement, specifically hereby reference and are made subject to said Purchase and Sale Agreement and the covenants, terms, conditions, exceptions, obligations, indemnities and reservations contained therein. Any subsequent sales, assignments, subleases, transfers or other alienations pursuant to this Agreement or any of the Loan Documents shall specifically provide that such vendees, assignees, sublessees, transferees, or grantees acquiring under such instruments expressly assume the Buyer's Assumed Obligations (as defined in the Purchase and Sale Agreement) and all other obligations of Buyer under the Purchase and Sale Agreement to the extent of the interest acquired.

         Schedule 1.01(c), Certain Permitted Liens, attached to the Credit Agreement is hereby amended to include the reference to the following additional document:

                  Assignment of Overriding Royalty Interest executed on March 31, 2000 and made effective January 1, 2000 by Energy Partners, Ltd. in favor of Chase Bank of Texas, as Trustee (recorded in the records of Plaquemines Parish, Louisiana on April 3, 2000 at COB 968, Folio 507 and in the records of the Minerals Management Service on April 18, 2000).

         II. Conditions Precedent in Connection with the Second Amendment. The Second Amendment shall not be binding on the Banks until satisfaction of the following conditions precedent:

                  A. Administrative Agent shall have received fully executed counterparts, in the number of multiple originals requested by Administrative Agent, of the Second Amendment duly executed by an authorized officer for Borrower.

                  B. The representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, shall be true and correct in all material respects on the date of the Second Amendment with the same effect as though such representations and


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warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the Second Amendment.

                  C. All legal matters incident to the consummation of the transactions contemplated by the Second Amendment shall be reasonably satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Bank.

                  D. All reasonable and documented legal fees owed by Bank to Porter & Hedges, L.L.P. in connection with the Second Amendment shall have been paid by Borrower.

         III. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this Second Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and in all other documents executed pursuant thereto and additionally represents and warrants as follows:

                  A. The execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under this Second Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  B. The Credit Agreement as amended by this Second Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

         IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         V. Reaffirmation of Credit Agreement. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VI, Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement,


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as hereby amended, and in the other documents previously executed or executed of even date herewith.

         VII. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Security Instrument; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

         VIII. Severability. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

         IX. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         X. Section Captions. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

         XI. Successors and Assigns. This Second Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

         XII. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

         XIII. NOTICE. THIS SECOND AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the day set forth below their respective signatures.


                             BORROWER:

                             ENERGY PARTNERS, LTD.

                             By: /s/ SUZANNE V. BAER
                                ---------------------------------------
                                Suzanne V. Baer
                                Vice President, Chief Financial Officer

                             Date:                    , 2000
                                  -------------------


                             ADMINISTRATIVE AGENT, LC ISSUER AND BANK:

                             BANK ONE, TEXAS, N.A.

                             By: /s/STEVE SHATTO
                                ---------------------------------------
                                Steve Shatto
                                Vice President

                             Date: September 29, 2000


                             SYNDICATION AGENT AND BANK:

                             THE CHASE MANHATTAN BANK

                             By: /s/ ROBERT C. MERTENSOTTO
                                ---------------------------------
                             Name: Robert C. Mertensotto
                                  -------------------------------
                             Title: Managing Director
                                   ------------------------------
                             Date: October 2, 2000


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DOCUMENTATION AGENT AND BANK:

BNP PARIBAS

By: /s/ BRIAN M. MALONE  DOUGLAS R. LIFTMAN
   -----------------------------------------
Name: Brian M. Malone  Douglas R. Liftman
     ---------------------------------------
Title:    Director           Director
      --------------------------------------

Date: October 2, 2000



BANK:

WHITNEY NATIONAL BANK

By: /s/ KEVIN P. RAFFERTY
   -------------------------------
Name: Kevin P. Rafferty
     -----------------------------
Title: Senior Vice President
      ----------------------------


Date: October 3, 2000



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